SUMMARY PROSPECTUS MAY 1, 2016 SUNAMERICA SERIES TRUST ULTRA SHORT BOND PORTFOLIO (FORMERLY, CASH MANAGEMENT PORTFOLIO) (CLASS 1, CLASS 2 AND CLASS 3 SHARES)

SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information dated May 1, 2016, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and is not intended for use by other investors.

Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at www.aig.com/getprospectus. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is current income consistent with liquidity and preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.46%	0.46%	0.46%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.07%	0.06%	0.07%
Total Annual Portfolio Operating Expenses	0.53%	0.67%	0.78%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$54	$170	$296	$665
Class 2 Shares	68	214	373	835
Class 3 Shares	80	249	433	966

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher

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transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. The portfolio turnover rate is not provided for the most recent fiscal year because the Portfolio operated as a money market fund during such period.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in bonds. For purposes of this policy, bonds include all fixed income securities other than preferred stock. The Portfolio invests primarily in U.S. Government securities, U.S. dollar-denominated foreign securities, foreign sovereign debt instruments, bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, corporate debt instruments, commercial paper, repurchase agreements and supranational debt. The Portfolio will invest only in fixed income securities that are investment grade at the time of purchase. Under normal circumstances, the Portfolio maintains a dollar-weighted average effective maturity of one year or less.

The subadviser seeks to manage the Portfolio with a view to capturing credit risk premiums and term or maturity premiums. The term “credit risk premium” means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and “maturity risk premium” means the anticipated incremental return on investment for holding securities having longer-term maturities as compared to securities having shorter-term maturities. The subadviser believes that credit risk premiums are available largely through investment in commercial paper and corporate obligations. The holding period for assets of the Portfolio will be chosen with a view to maximizing anticipated returns, net of trading costs.

The subadviser may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the subadviser believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goal. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Active Trading Risk. A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio. During periods of increased market volatility, active trading may be more pronounced.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SAAMCo”) serves as investment adviser that are managed as “fund of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to

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be unable to pay interest or repay principal when it becomes due. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Foreign Investment Risk. The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.

Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Portfolio’s income and the value of your investment in the Portfolio to decline.

Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.

Risk of Investing in Money Market Securities. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit”

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of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the BofA Merrill Lynch 6-Month US Treasury Bill Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2016, Dimensional Fund Advisors LP (“DFA”) serves as subadviser to the Portfolio. Prior to May 1, 2016, the Portfolio was managed by SAAMCo. Prior to April 15, 2016, BofA Advisors, LLC served as subadviser.

Performance for periods prior to May 1, 2016 reflects results when the Portfolio was managed as a money market fund.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.35% (quarter ended September 30, 2006) and the lowest return for a quarter was -0.09% (quarter ended September 30, 2015). The year-to-date calendar return as of March 31, 2016 was 0.00%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years
Class 1 Shares	-0.19%	-0.24%	0.87%
Class 2 Shares	-0.38%	-0.42%	0.71%
Class 3 Shares	-0.48%	-0.51%	0.61%
BofA Merrill Lynch 6-Month US Treasury Bill Index	0.22%	0.19%	1.57%

Investment Adviser

The Portfolio’s investment adviser is SAAMCo. The Portfolio is subadvised by DFA.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
David A. Plecha, CFA	2016	Senior Portfolio Manager and Vice President

Joseph F. Kolerich	2016	Senior Portfolio Manager and Vice President

Pamela B. Noble	2016	Portfolio Manager and Vice President

Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the

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separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.

Tax Information

The Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from such tax deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

CSP-86703T_535_527_402

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